PROVIDENCE SERVICE CORPORATION

Promoting Healthy and Productive Communities

NASDAQ: PRSC

November 2014

Safe Harbor

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "believe," "demonstrate," "expect," "estimate," "forecast," "anticipate," "should" and "likely" and similar expressions identify forward-looking statements. In addition, statements that are not historical should also be considered forward-looking statements. Readers are cautioned not to place undue reliance on those forward-looking statements, which speak only as of the date the statement was made. Such forward-looking statements are based on current expectations that involve a number of known and unknown risks, uncertainties and other factors which may cause actual events to be materially different from those expressed or implied by such forward-looking statements. These factors include, but are not limited to the global credit crisis, capital market conditions, the implementation of the healthcare reform law, state budget changes and legislation and other risks detailed in Providence's filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Providence is under no obligation to (and expressly disclaims any such obligation to) update any of the information in this presentation if any forward-looking statement later turns out to be inaccurate whether as a result of new information, future events or otherwise.

Providence

A global leader in outsourced healthcare and social services

- Providence has assembled and is aligning 4 complementary business verticals


PSC PROVIDENCE SERVICE CORPORATION
LogistiCare
MATRIX MEDICAL NETWORK
ingeus
PHS PROVIDENCE HUMAN SERVICES

- Each vertical focused on:
  - ✓ Market leadership
  - ✓ Reducing payor costs
  - ✓ Improving outcomes
  - ✓ Promoting healthy and productive communities

Complimentary Business Verticals

Verticals provide services spanning healthcare and social services continuum

Healthcare Services ⟷ Social Services

	MATRIX MEDICAL NETWORK	LogistiCare	PROVIDENCE HUMAN SERVICES	ingeus
Service Summary	• In-home, prospective health risk assessments ("HRAs")	• Non-emergency medical transportation ("NEMT")	• Behavioral healthcare • Foster Care • Corrections	• Workforce development • Justice services
Settings	• Home	• Home & Community	• Home & Community	• Community
Primary Payors	• Medicare Advantage plans	• State Medicaid Agencies • MCOs	• State Medicaid Agencies • MCOs	• International government agencies
PF Revenue (1) (2)	$198.3mm	$827.7mm	$352.6mm	$345.6mm
% Total	*11.5%*	*48.0%*	*20.5%*	*20.0%*
Pro Forma Adj. EBITDA (1)(2)(3)	$47.5mm	$61.8mm	$8.0mm	$48.4mm
% Total	*28.7%*	*37.3%*	*4.8%*	*29.2%*

(1) LTM September 30, 2014.
(2) PF Revenue & PF Adj. EBITDA exclude a discontinued Texas contract within the Human Services vertical.
(3) Corporate Costs allocated across LogistiCare, Human Services, and Ingeus.

LogistiCare

Non-emergency medical transportation ("NEMT")

Service Overview
- Coordinates NEMT for +20mm Medicaid members
- Manages national network of +4,800 transportation providers (+26,000 vehicles)

Primary Payors
- State Medicaid agencies (76% 2013 revenue)
- MCOs

Typical Contract Structure
- Capitated (80% 2013 revenue)
- Medicaid: 3-5 years with renewal options
- MCOs: annual, generally evergreen

Key Financial Performance Levers
- Correct pricing of capitated contracts
- Utilization rates
- Contract wins and renewals

Growth Avenues
- Continued outsourcing of NEMT benefits by state Medicaid programs, Medicare Advantage, and specialty (i.e. SNPs, duals, long term, workers comp, etc.)
- Expand MCO relationships
- Medicaid population growth

Historical Financials ($mm) (1)



$800
$600
$400
$200
$-
8%
4%
0%
581.5
5.8%
33.5
750.7
4.5%
33.5
770.3
6.2%
47.6
827.7
7.5%
61.8
2011
2012
2013
Sept 2014 LTM
Revenue
Adj. EBITDA
% Adj. EBITDA Margin

(1) Portion of corporate costs allocated to LogistiCare in all time periods.

Matrix

In-home, prospective health risk assessments ("HRAs")

Service Overview
- Physical and cognitive exams
- 700+ nurse practitioners in 33 states
- Capture clinical data for preventative care and critical care intervention
- Capture Hierarchical Condition Categories

Primary Payors
- Medicare Advantage plans

Typical Contract Structure
- 1-3 years or evergreen
- Fixed fee for each HRA completed

Key Financial Performance Levers
- Addressable membership
- Nurse practitioner productivity

Growth Avenues
- Increase penetration rates with existing health plans
- Adjacent market entry (Medicaid, duals, commercial)
- Rollout of chronic disease management offerings
- Medicare Advantage growth

Historical Financials ($mm) (1)


$200
$150
$100
$50
$-
25%
21%
17%
13%
9%
5%
72.1
10.8%
7.8
115.8
13.7%
15.8
165.0
17.3%
28.6
198.3
23.9%
47.5
2011
2012
2013
Sept 2014 LTM
Revenue
Adj. EBITDA
% Adj. EBITDA Margin

(1) Matrix acquired in October 2014.

Ingeus

Workforce development and other social services

Service Overview
- Employment services for the chronically unemployed (job interview skills, networking and job placement, and technical job skills training)
- Work readiness and social interventions for criminal offenders
- Operations in 10 countries, including U.K., France, South Korea, and Saudi Arabia

Primary Payors
- National government agencies (including UK Department of Work and Pensions)

Typical Contract Structure
- 5-10 years
- Performance based
- Front loaded capex and opex

Key Financial Performance Levers
- Contract life cycles
- Correct bid modelling and pricing
- Measurable program results
- Balance between service intensity and performance results

Growth Avenues
- Leverage reputation in the U.K. to continue international expansion and entry into other social services

Historical Financials ($mm) (1) (2) (3)



$348
$298
$248
$198
$148
$98
$48
$(2)
17%
13%
9%
5%
1%
-3%
225.0
10.3%
23.2
269.3
-0.7%
-1.8
351.0
17.6%
61.7
345.6
14.0%
48.4
2011
2012
2013
Sept 2014 LTM
Revenue
Adj. EBITDA
% Adj. EBITDA Margin

(1) 2011-2012 presented in IFRS. 2013- Sept 2014 LTM presented in US GAAP.
(2) Ingeus acquired in May 2014.
(3) Portion of corporate costs allocated to Ingeus in Sept 2014 LTM period.

Human Services

Home and community based behavioral healthcare and social services

Service Overview
- Behavioral health (counselling, case management, intellectual and developmental disabilities, substance abuse, school support)
- Other (correctional, foster care, unemployment)
- Delivered by psychiatrists, nurse practitioners, licensed therapists, and social workers

Primary Payors
- State Medicaid agencies
- Government funding intermediaries, including MCOs

Typical Contract Structure
- Annual, generally evergreen
- Fee-for-service (72% in 2013)

Key Financial Performance Levers
- Service volumes/referrals
- Provider productivity
- Administrative/overhead cost structure

Growth Avenues
- Turnaround or exit underperforming markets/contracts
- Organic referral network development
- Extend MCO relationships
- Medicaid population growth

Historical Financials ($mm) (1) (2)



361.4
355.2
349.7
352.6
$300
$200
$100
$-
10%
6%
2%
-2%
5.7%
3.9%
3.5%
2.3%
20.4
14.0
12.4
8.0
2011
2012
2013
Sept 2014 LTM
Revenue
PF Adj. EBITDA
% PF Adj. EBITDA Margin

(1) Portion of corporate costs allocated to Human Services in all periods.
(2) PF Revenue & PF Adj. EBITDA excludes a Texas contract that has been discontinued.

Medicaid & Medicare Advantage

Positioned to benefit from expanding Medicaid and Medicare Advantage populations

Medicaid

- Enrollment projected to reach +80mm by 2021 (spending expected to account for +20% of U.S. health expenditures)

Medicaid Enrollment Projections (mm)


65.0
71.3
75.9
77.8
78.8
79.4
79.9
80.4
80.9
2014
2015
2016
2017
2018
2019
2020
2021
2022

Source: 2013 Actuarial Report on the Financial Outlook for Medicaid.

Medicare Advantage

- Expected to be the fastest growing segment of the senior insurance market over next several years

Medicare Advantage Enrollment Projections (mm)


5-7% CAGR
13
17-18
20-22
2011
2016
2020

Source: McKinsey & Co. (April 2013).

Core Competencies

Leveraging core competencies provides competitive advantages

Bidding Acumen	▪ Infrastructure, expertise, and reputation needed to profitably bid large government/MCO contracts
Technology Utilization	▪ Development and implementation of technology to improve productivity and service offerings
Delivery & Payment Model Flexibility	▪ Management of large provider networks and hiring of large healthcare workforces ▪ Profitable underwriting of capitated and performance based contracts
Home & Community Delivery	▪ Tailoring of services to meet needs of large, heterogeneous populations in low-cost home and community settings
Logistics Management	▪ Sophisticated logistics capabilities enabling home and community delivery of broad service arrays, using both provider networks and direct employees
Market Expansion	▪ Adaptation of existing services and development of new services enabling new market entry (populations, geographies)

Strategy

Unlock Growth Potential	➢ Pursue significant, scalable growth embedded within recent acquisitions ➢ Logically extend services across adjacent markets (duals, commercial, exchange, MCO, etc.) and geographies (domestic and international) ➢ Develop complementary services that can be delivered using current infrastructure and reputation
Extend Technology	➢ Leverage existing technology across verticals and identify opportunities for positive ROI technology investment
Rationalize	➢ Turn-around or exit underperforming markets/contracts within Providence Human Services
Collaborate	➢ Increase collaboration between verticals. For example, utilize assets (customer relationships, reputation, market/service knowledge, infrastructure, technology, etc.) to accelerate entry into new markets (services, populations, geographies)
Opportunistically Acquire	➢ Selectively pursue high ROI targets that align with and complement current verticals

Investment Thesis

- Leading market position across verticals
- Scalable platform with growth potential
- Technology drives competitive advantages
- Positioned to benefit from macro trends:
  - Government outsourcing of healthcare and social services
  - Home and community based delivery
  - Expanding populations under government sponsored services

Providence Pro Forma Financials (1) (2) (3) (4)


PF Revenue ($mm)
Human Services
Ingeus
Matrix
Logisticare
Corporate
1,800.0
1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
0.0
1,240.1
1,491.0
1,636.0
1,724.1
361.4
225.0
72.1
581.5
355.2
269.3
115.8
750.7
349.7
351.0
165.0
770.3
352.6
345.6
198.3
827.7
2011
2012
2013
Sept 2014 LTM
PF Adj. EBITDA ($mm)
158.0
138.0
118.0
98.0
78.0
58.0
38.0
18.0
-2.0
85.0
61.5
150.3
165.7
20.4
23.2
7.8
33.5
14.0
15.8
33.5
-1.8
12.4
61.7
28.6
47.6
8.0
48.4
47.5
61.8
2011
2012
2013
Sept 2014 LTM
CapEx ($mm)
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
31.4
25.4
21.6
28.2
3.0
15.4
4.7
4.3
4.0
2.5
9.7
6.2
6.3
0.8
1.6
2.8
8.7
5.3
3.3
2.5
3.7
10.1
9.1
2.9
2011
2012
2013
Sept 2014 LTM

(1) Providence financials shown as if Ingeus and Matrix acquired 1/1/2011.
(2) PF Revenue & PF Adj. EBITDA exclude a discontinued Texas contract within the Human Services vertical.
(3) Corporate costs allocated to LogistiCare and Human Services 2011-2013 and Logisticare, Human Services, Ingeus LTM Sept. 2014.
(4) Ingeus presented in IFRS 2011-2012 and US GAAP in 2013-Sept 2014 LTM.

EBITDA Reconciliations

The Providence Service Corporation
Reconciliation of Non-GAAP Financial Measures
Pro Forma Adjusted EBITDA
(in thousands)

	Logisticare & Human Services				Ingeus (1) (2)				Matrix (3)			
	Twelve Months Ended				Twelve Months Ended				Twelve Months Ended			
	12/31/11	12/31/12	12/31/13	9/30/2014	12/31/11	12/31/12	12/31/13	9/30/2014	12/31/11	12/31/12	12/31/13	9/30/2014
Net Income (4)	$ 16,940	$ 8,482	$ 19,438	$ 22,862	$ 10,191	$ (20,035)	$ 35,694	$ 24,498	$ 1,495	$ 1,093	$ 3,817	$ 15,500
Interest (income) expense, net	10,002	7,508	6,894	4,762	(27)	552	(26)	997	70	77	930	4,370
Provision for Income Taxes	9,945	8,211	11,777	9,908	6,238	6,310	14,654	5,167	980	2,083	4,663	7,030
Depreciation & Amortization	13,656	15,023	14,872	15,529	5,370	9,161	9,764	12,280	1,396	3,933	4,346	6,070
EBITDA	50,543	39,224	52,981	53,061	21,772	(4,012)	60,086	42,942	3,941	7,186	13,756	32,970
Stock Based Compensation Expense	3,675	3,873	3,079	3,604	-	-	-	2,448	3,640	1,827	1,113	1,334
Acquisition Related Costs	-	-	-	6,807	-	-	-	1,204	-	307	-	-
Integration and Restructuring	-	-	-	-	-	-	-	190	-	1,775	-	-
Asset Impairment	-	2,506	492	-	-	681	-	-	-	315	1,245	1,224
Payments Related to Retirement of Officers	-	1,293	1,277	1,276	-	-	-	-	-	-	-	-
Strategic Alternatives Costs	-	593	-	-	-	-	-	-	-	-	-	-
Loss on Extinguishment of Debt	2,463	-	525	-	-	-	-	-	-	-	-	-
Gain on Bargain Purchase	(2,711)	-	-	-	-	-	-	-	-	-	-	-
Optionholder Dividend (5)	-	-	-	-	-	-	-	-	-	-	10,210	10,210
Severance	-	-	-	511	1,428	1,505	1,643	1,614	-	2,765	446	390
Loss on Impairment and Other	-	-	-	-	-	-	-	-	220	782	236	(135)
Acquisition Earnout (6)	-	-	-	-	-	-	-	-	-	884	1,616	-
Seller Related Expenses	-	-	-	-	-	-	-	-	-	-	-	1,452
Adjusted EBITDA	53,970	47,489	58,354	65,259	23,200	(1,825)	61,728	48,397	7,801	15,841	28,622	47,445
Texas SSCC Contract (7)	-	-	1,617	4,570	-	-	-	-	-	-	-	-
Pro forma Adjusted EBITDA	53,970	47,489	59,971	69,829	23,200	(1,825)	61,728	48,397	7,801	15,841	28,622	47,445

(1) Ingeus presented on IFRS basis in 2011-2012 and US GAAP basis in 2013-Sept 2014 LTM.
(2) Ingeus acquired May 2014.
(3) Matrix acquired October 2014.
(4) Matrix net income for twelve months ended 9/30/14 reflects estimates for certain customary year-end adjustments, primarily for stock based compensation and income taxes.
(5) In 2013, Matrix completed a dividend recapitalization and certain payments were considered compensation.
(6) Payments of earnout consideration related to 2012 acquisition for which no further earnout payments are due.
(7) In 2014, Providence Human Services exited its Texas SSCC Contract.